UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JANUARY 19, 2009

TIGER RENEWABLE ENERGY LTD.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Sino Favour Centre
1 On Yip Street
Suite 1302
Chai Wan
Hong Kong
 (Address of principal executive offices)

852-3101-7944
(Registrant's telephone number, including area code)

6600, Trans-Canada
Suite 519
Pointe-Claire, Quebec H9R 4S2
Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of January 19, 2009, the Company has appointed Charlie Rodriguez as member of the Board. Mr. Rodriguez served as a Director of Waverider Communications Inc. from January 1997 to November 1997. He was Chief Financial Officer of Zephyr Technologies Inc. from May 1998 until June 2000. Mr. Rodriguez also served as Director and Chief Financial Officer of ePhone Telecom Inc. from December 2000 until March 2003.  Mr. Rodriguez was member of the Board of Directors of Cardtrend International Inc. from September 2000 until March 2008. He also served as Secretary-Treasurer and Vice-President of Public Affairs from December 2004 until March 2008.

Mr. Rodriguez has a Masters in Business Administration and a Bachelor of Science in Business Administration from the University of Arizona, Tucson, Arizona

On January 26, 2009, Naim Kosaric has resigned as member of the board of directors of Tiger Renewable Energy Ltd. (the “Company”), effective immediately. Mr. Kosaric served as director of the Company since September 7, 2006. Mr. Kosaric has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As of January 29, 2009, the Company has appointed Claude Pellerin as member of the Board. Mr. Pellerin has served as an officer of the Company since November, 2006. Mr. Pellerin is a corporate attorney and a partner in the law firm of Kaufman Laramee, LLP. From 2002 up until 2008, Mr. Pellerin has served as Director, President, Treasurer and Secretary of Capex Investments (Canada) Limited, an investments and financing corporation based in Montreal, Quebec. Between 2005 and 2008, Mr. Pellerin has served as a Director of XL Generation International Inc., a Nevada corporation listed on the OTCBB. From 2001-2002, Mr. Pellerin served as Secretary for Equilar Capital Corporation, an Ontario Corporation listed on the Toronto Stock exchange. Between 2002 and 2004, Mr. Pellerin served as Vice President for legal affairs for Manaris Corporation, a Nevada corporation listed on the OTCBB. Since 2003, Mr. Pellerin has served as Secretary of Gourmet Flash Inc., a Quebec corporation, and from 2004-2005 served as a Director to Canadian Security Agency (2004) Inc.

Mr. Pellerin is member of the Quebec Bar, has a degree in business management and political Science (B.Sc.), a licence in law (LL.B) and a Master in Business Law from Montreal University (LL.M.).

On January 29, 2009, Charlie Rodriguez has resigned as member of the board of directors of Tiger Renewable Energy Ltd. (the “Company”), effective immediately. Mr. Rodriguez served as director of the Company from January 19, 2009. Mr. Rodriguez has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and had to resign for health reasons.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER RENEWABLE ENERGY LIMITED

Date: February 4, 2009	By:	(s) Robert Clarke
Robert Clarke
Chief Executive Officer